 Third-Quarter Fiscal 2016 EarningsJuly 26, 2016  ® Registered trademark, Ashland or its subsidiaries, registered in various countries™ Trademark, Ashland or its subsidiaries, registered in various countries

 *  Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. These forward-looking statements include statements relating to status of the separation process, the plan to pursue an IPO of up to 20 percent of the common stock of Valvoline and the expected completion of the separation through the subsequent distribution of Valvoline common stock, the anticipated timing of completion of the planned IPO and subsequent distribution of the remaining Valvoline common stock, the plan to reorganize under a new public holding company to be called Ashland Global Holdings Inc., and Ashland’s and Valvoline’s ability to pursue their long-term strategies. In addition, Ashland may from time to time make forward-looking statements in its annual report, quarterly reports and other filings with the Securities and Exchange Commission (SEC), news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, including the proposed separation of its specialty chemicals and Valvoline businesses, the proposed IPO of its Valvoline business, the expected timetable for completing the IPO and the separation, the proposal to reorganize under a new public holding company, the future financial and operating performance of each company, strategic and competitive advantages of each company, the leadership of each company, and future opportunities for each company, as well as the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: the possibility that the proposed IPO, new holding company reorganization or separation will not be consummated within the anticipated time period or at all, including as the result of regulatory, market or other factors or the failure to obtain shareholder approval of the new holding company reorganization; the potential for disruption to Ashland’s business in connection with the proposed IPO, new holding company reorganization or separation; the potential that the new Ashland and Valvoline do not realize all of the expected benefits of the proposed IPO, new holding company reorganization or separation or obtain the expected credit ratings following the proposed IPO, new holding company reorganization or separation; Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); the impact of acquisitions and/or divestitures Ashland has made or may make (including the possibility that Ashland may not realize the anticipated benefits from such transactions); severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K and its Form 10-Q for the quarterly period ended March 31, 2016 (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this presentation whether as a result of new information, future events or otherwise. This presentation does not constitute an offer to sell or the solicitation of an offer to buy securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.Regulation G: Adjusted ResultsThe information presented herein regarding certain unaudited adjusted results does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Ashland has included this non-GAAP information to assist in understanding the operating performance of the company and its reportable segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Ashland filings with the SEC has been reconciled with reported U.S. GAAP results.  *

 *  Non-solicitationA registration statement relating to the securities of Ashland Global Holdings Inc. in connection with the reorganization of Ashland under a new holding company has been filed with the SEC but has not yet become effective. The securities subject to such registration statement may not be sold, nor may offers to buy such securities be accepted, before the time the registration statement becomes effective. This presentation shall not constitute an offer to sell or a solicitation of an offer to buy such securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.Additional Information and Where to Find ItIn connection with the reorganization, Ashland filed with the SEC the Ashland Global Holdings Inc. registration statement (the “Ashland Global Registration Statement”) that includes a proxy statement of Ashland Inc. that also constitutes a prospectus of Ashland Global Holdings Inc. with respect to the securities of Ashland Global Holdings Inc. (the Ashland Global Registration Statement has not yet been declared effective). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT ASHLAND INC., ASHLAND GLOBAL HOLDINGS INC. AND THE REORGANIZATION. A definitive proxy statement will be sent to shareholders of Ashland Inc. seeking approval of the reorganization after the Ashland Global Registration Statement is declared effective. The proxy statement/prospectus and other documents relating to the reorganization can be obtained free of charge from the SEC website at www.sec.gov. Participants in SolicitationThis presentation is not a solicitation of a proxy from any investor or shareholder. However, Ashland Inc., Ashland Global Holdings Inc. and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the reorganization under the rules of the SEC. Information regarding Ashland Inc.’s directors and executive officers may be found in its definitive proxy statement relating to its 2016 Annual Meeting of Shareholders filed with the SEC on December 4, 2015 and in the proxy statement/prospectus included in the Ashland Global Registration Statement. Information regarding Ashland Global Holdings Inc.’s directors and executive officers may be found in the proxy statement/prospectus included in the Ashland Global Registration Statement. These documents can be obtained free of charge from the SEC.   *

 *  Fiscal Third Quarter 2016Highlights1  Reported earnings from continuing operations of $1.55 per diluted shareAdjusted earnings increased 2% to $1.95 vs. $1.91 per diluted share in prior yearFirst quarter of adjusted EPS growth in fiscal year 2016Adjusted EBITDA increased 1% to $294 million vs. $290 million in prior yearAs expected, headwinds from currency, energy end market and divestitures continued to recede and represented an approximate $40 million headwindFirst quarter of adjusted EBITDA growth in fiscal year 2016Adjusted EBITDA margin of 22.8%  Adj. EPS  $1.91  $1.83  $1.95  Q3 2015  Vol/Mix  Acq/Div Other2  Margin  SG&A  9  2  294  290  (8)  Q3 2016  (1)  ($, Millions)  ($, Millions)  Factors affecting year-over-year EBITDA  2  FX  Underlying Performance of the business  293  1 Ashland‘s earnings releases dated July 26, 2016, and April 26, 2016, available on Ashland's website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP. 2 Acquisitions include OCH International, Inc. Divestitures includes biocides, redispersible powders (RDP) and Valvoline car care product lines exited during prior four quarters.

 *  Fiscal Third Quarter – Continuing OperationsKey Items Affecting Income  Excluding intangible amortization, adjusted EPS would have been 22 cents higher, or $2.17

Adjusted Results Summary[1]

($ in millions) Preliminary	Fiscal Third Quarter Three months ended Jun. 30,			Three months ended Mar. 31,	
	2016	2015	Change	2016	Change
Sales	$ 1,290	$ 1,367	(6) %	$ 1,247	3 %
Gross profit as a percent of sales	33.7 %	31.5 %	220 bp	34.9 %	(120) bp
Selling, general and admin./R&D costs	$ 236	$ 231	2 %	$ 248	(5) %
Operating income	$ 206	$ 207	(0) %	$ 193	7 %
Operating income as a percent of sales	16.0 %	15.1 %	90 bp	15.5 %	50 bp
Depreciation and amortization	$ 85	$ 83	2 %	$ 83	2 %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 294	$ 290	1 %	$ 274	7 %
EBITDA as a percent of sales	22.8 %	21.2 %	160 bp	22.0 %	80 bp

- As expected, headwinds receded further; currency, energy end markets and divestitures[2] were ~$40 million headwind to sales
- Adjusted EBITDA of $294 million represents both year-over-year and sequential growth

[1] Ashland's earnings releases dated July 26, 2016, and April 26, 2016, available on Ashland's website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.
[2] Divestitures includes biocides, redispersible powders (RDP) and Valvoline car care product line exited during prior four quarters.

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 *  Ashland Specialty IngredientsAdjusted Results Summary1  Sales or volume growth in numerous core growth and niche end marketsOverall results did not meet the outlook presented at the beginning of the quarter due to weakness in emerging regions  1 Ashland's earnings releases dated July 26, 2016, and April 26, 2016, available on Ashland’s website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.

 *  Ashland Performance Materials Adjusted Results Summary1  Solid composites margins reflecting pricing disciplineGenerally soft volumes across all global regionsAs expected, weak volumes and margins within I&S  1 Ashland's earnings releases dated July 26, 2016, and April 26, 2016, available on Ashland’s website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.

 *  ValvolineResults Summary1  Continued execution against strategic objectives leading to the eleventh consecutive quarter of year-over-year earnings growthVIOC added 116 stores over the past year – including 89 from the acquisition of Oil Can Henry’s – bringing the total to 1,055 stores at the end of June  1 Ashland's earnings releases dated July 26, 2016, and April 26, 2016, available on Ashland’s website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.

Fiscal Third Quarter 2016

Corporate Items

- Adjusted corporate operating income of $14 million
- Net interest expense of $40 million
  - FY 2016 expectation of approximately $165-$175 million
- Adjusted effective tax rate of 28%
  - FY 2016 expectation at the upper end of the 25%-26% range
- Trade Working Capital[1] for the quarter was 19.2% of sales
- Capital expenditures totaled $78 million
  - FY 2016 expectation now at the lower end of $320-$340 million range
- Operating cash flow of $185 million; free cash flow[2] of $107 million
  - FY 2016 expectation for operating cash flow of $580-$600 million
  - FY 2016 expectation for free cash flow[2] now $260-$280 million

[1] Trade Working Capital defined as trade accounts receivables plus inventories minus trade accounts payables; calculated on a 13-month rolling basis.
[2] Definition of free cash flow: operating cash less capital expenditures and other items Ashland has deemed non-operational.

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Separation Update

Significant Milestones Achieved

✓Amendment to Ashland's senior unsecured credit agreement

✓New $1.325 billion five-year Valvoline credit agreement
- $450 million revolver
- $875 million term loan

✓New 5.5% Valvoline senior bond offering due 2024
- $375 million aggregate principal amount

✓Ashland to use debt proceeds to reduce Ashland debt by approximately $1 billion

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 Appendix A:Bridges

Ashland Q3 FY 2015 vs. Q3 FY 2016
Revenue Bridge

($ millions)
Preliminary



1,367
1%
(4%)
(1%)
(1%)
(1%)
1,290
Q3 2015
Volume
Price
Currency
Acq/Div/ Other[1]
Energy
Q3 2016

- Headwinds from currency, energy markets and divestitures represented ~$40 million headwind to overall sales
- Raw material pass through was primary driver to lower overall pricing

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[1] Acquisitions include OCH International, Inc. Divestitures includes biocides, redispersible powders (RDP) and Valvoline car care product lines exited during prior four quarters.

ASHLAND.

 *  Ashland Q3 FY 2015 vs. Q3 FY 2016Adjusted EBITDA Bridge  2  Q3 2015  Volume/Mix  Q3 2016  Currency Translation  Margin  9  290  294  SG&AExpenses  (8)  (1)  Other  2  ($ millions)Preliminary  First quarter of year-over-year EBITDA growth in fiscal year 2016Excluding impact of the energy market, volume/mix contributed $4 million to year-over-year growth

 *  Ashland Specialty Ingredients Adjusted EBITDA Bridge  Q3 2015  Volume/ Mix  Q3 2016  Currency Translation  Margin  SG&AExpenses  Q3 FY 2015 versus Q3 FY 2016  0  0  (7)  128  Excluding impact of the energy market, vol/mix was a positive $2 millionRaw material pass through was the primary driver to lower pricingDisciplined SG&A cost management  ($ millions)Preliminary  137  Other  0  (2)

 *  Ashland Performance MaterialsAdjusted EBITDA Bridge  Q3 2015  Volume/ Mix  Q3 2016  Currency Translation  Margin  SG&AExpenses  Q3 FY 2015 versus Q3 FY 2016  (3)  5  1  Other  0  30  Composites volumes soft but margins remain solidI&S saw continued weak volumes and pricing, however turnaround costs in the prior-year quarter more than offset the impact of lower pricesDisciplined SG&A cost management  27  ($ millions)Preliminary  0

 *  ValvolineAdjusted EBITDA Bridge  Q3 FY 2015 versus Q3 FY 2016  ($ millions)Preliminary  7  (1)  0  (8)  119  116  5  Strong DIFM results, lower input costs, disciplined margin management and good volume/mix key to EBITDA growthInvestments in promotions, advertising and digital technology upgrades contributed to SG&A growth  Q3 2015  Volume/ Mix  Q3 2016  Currency Translation  Margin  SG&AExpenses  Other

 Appendix B: Volume Trends and Liquidity and Net Debt

 *  Normalized Volume Trends1  Period Ended  1 Excludes volumes associated with divestitures of elastomers and biocides and exited redispersible powders (RDP) product line for all periods. Includes volumes associated with OCH International, Inc.  Rolling Four Quarters  2  2

 *  Liquidity and Net Debt  ($ in millions)  Scheduled Debt Repaymentsby Fiscal Year

 Appendix C:Business Profiles  12 Months Ended June 30, 2016

 *  Corporate Profile  By business unit  By geography  1 For 12 months ended June 30, 2016.2 Ashland includes only U.S. and Canada in its North America designation.  North America253%  Asia Pacific16%  LatinAmerica/Other - 7%  Europe 24%  AshlandSpecialtyIngredients42%  AshlandPerformanceMaterials19%  Valvoline39%  Sales1 - $5.0 Billion

 *  Corporate Profile  1 For 12 months ended June 30, 2016. See Appendix D for reconciliation to amounts reported under GAAP.  NYSE Ticker Symbol:  ASH  Total Employees:  ~11,000   Outside North America  ~30%  Number of Countries in Which Ashland Has Sales:  More than 100  AshlandSpecialtyIngredients46%  Valvoline41%  Adjusted EBITDA1 - $1.1 Billion

Ashland Specialty Ingredients: A global leader of cellulose ethers, vinyl pyrrolidones and biofunctionals

Sales by Market[2]



Nutrition & Other Consumer Specialties 10%
Coatings 15%
Pharma 17%
Construction 8%
Energy 2%
Other Industrial Specialties 6%
Personal Care 26%
Adhesives 16%

Sales by Product



Adhesive 16%
PVP 19%
Actives – 7%
Vinyl Ethers 6%
Cellulosics 38%
Other 14%

Sales by Geography



Europe 32%
Asia Pacific 19%
Latin America/ Other – 10%
North America 39%

For 12 Months Ended June 30, 2016

Sales: $2.1 billion

Adjusted EBITDA: $478 million[1]

Adjusted EBITDA Margin: 22.8%[1]

[1] See Appendix D for reconciliation to amounts reported under GAAP.

[2] Within the Sales by Market chart above, Industrial Specialties are presented in orange and Consumer Specialties are presented in blue.

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*  Ashland Performance Materials Global leader in unsaturated polyester resins and vinyl ester resins  Salesby Geography  For 12 Months Ended June 30, 2016Sales: $1.0 billionEBITDA: $133 million1EBITDA Margin: 13.8%1  Salesby Product  Composites72%  Intermediates/Solvents 28%  Construction: Residential13%  Marine 16%  Other Process Industries15%  Construction:Industrial29%  Salesby Market  North America 41%  Asia Pacific – 14%  Europe 39%  Latin America/Other 6%  Transportation 13%  Construction: Infrastructure - 6%  1 See Appendix D for reconciliation to amounts reported under GAAP.2 PU/TPU stands for Polyurethane and Thermoplastic Polyurethane.

 *  Valvoline: A leading worldwide producer and distributor of premium-branded lubricants and automotive chemicals  International Salesby Region2  For 12 Months Ended June 30, 2016Sales: $1.9 billionEBITDA: $432 million1EBITDA Margin: 22.5%1  Salesby Product  Lubricant389%  Chemicals – 4%   Do-It-Yourself28%  DIFM: Valvoline Instant Oil Change3 22%  DIFM: Installer Channel21%  Valvoline International29%  Salesby Market  Asia Pacificex Australia 38%  Europe 23%  Latin America/Other – 18%  Antifreeze 4%  Filters 3%  Australia21%  1 See Appendix D for reconciliation to amounts reported under GAAP.2 Includes nonconsolidated joint ventures.3 Includes Oil Can Henry’s sales starting February 1, 2016.

 Appendix D: Non-GAAP Reconciliation

 *  Ashland Inc. and Consolidated SubsidiariesReconciliation of Non-GAAP Data for 12 Months Ended June 30, 2016  1 Quarterly totals may not sum to actual results due to quarterly rounding conventions. Calculation of adjusted EBITDA for each quarter has been reconciled within certain financial filings with the SEC and posted on Ashland's website for each reportable segment.

 *